SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	December 12, 2007
Crystal River Capital, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)
001-32958	20-2230150
(Commission File Number)	(I.R.S. Employer Identification No.)
Three World Financial Center, 200 Vesey Street, 10th Floor New York, New York	10281-1010
(Address of Principal Executive Offices)	(Zip Code)
(212) 549-8400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of December 12, 2007, the board of directors of Crystal River Capital, Inc. (the “Company”) approved an amendment (the “Amendment”) to Article VII of the Company’s Amended and Restated Bylaws (the “Bylaws”) to better enable the Company’s participation in the New York Stock Exchange’s Direct Registration System by allowing the Company to issue some or all of its shares without certificates.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company, a copy of which is filed as Exhibit 3.1 to this Current Report.

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Crystal River Capital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crystal River Capital, Inc.

December 17, 2007	By:	/s/ Clifford E. Lai
Name: Clifford E. Lai
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

3.1	Amended and Restated Bylaws of Crystal River Capital, Inc.